Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2018
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation

These consolidated financial statements have been prepared and presented in accordance with accounting principles generally accepted in the United States of America ("US GAAP") for rate-regulated entities, and are in Canadian dollars unless otherwise indicated.

These consolidated financial statements include the accounts of the Corporation and its subsidiaries and controlled variable interest entity. They reflect the equity method of accounting for entities in which Fortis has significant influence, but not control, and proportionate consolidation for assets that are jointly owned with non-affiliated entities. Intercompany transactions have been eliminated, except for transactions between non-regulated and regulated entities in accordance with US GAAP for rate-regulated entities.

Cash and Cash Equivalents	Cash and Cash Equivalents Cash and cash equivalents include cash, cash held in margin accounts, and short-term deposits with initial maturities of three months or less from the date of deposit.
Allowance for Doubtful Accounts
Allowance for Doubtful Accounts

Fortis and each subsidiary, other than ITC, maintains an allowance for doubtful accounts that is estimated based on a variety of factors, including receivables aging, historical experience, specific events such as customer bankruptcy and economic conditions. ITC recognizes losses for uncollectible accounts based upon their specific identification. Accounts receivable are written off in the period in which they are deemed uncollectible.

Inventories	Inventories Inventories, consisting of materials and supplies, gas, fuel and coal in storage, are measured at the lower of weighted average cost and net realizable value.
Regulatory Assets and Liabilities
Regulatory Assets and Liabilities

Regulatory assets and liabilities arise as a result of the utility rate-setting process and are subject to regulatory approval. Regulatory assets represent future revenues and/or receivables associated with certain costs incurred that will be, or are expected to be, recovered from customers in future periods through the rate-setting process. Regulatory liabilities represent future reductions or limitations of increases in revenue associated with amounts that will be, or are expected to be, refunded to customers through the rate-setting process.

Certain remaining recovery and settlement periods are those expected by management and the actual periods could differ based on regulatory approval.

Investments	Investments Investments accounted for using the equity method are reviewed annually for potential impairment in value. Impairments are recognized when identified.
Property, Plant and Equipment
Property, Plant and Equipment

Property, plant and equipment ("PPE") are recognized at cost less accumulated depreciation. Contributions in aid of construction by customers and governments are recognized as a reduction in the cost of, and are amortized in a manner consistent with, the related PPE.

Depreciation rates of the Corporation's regulated utilities include a provision for estimated future asset removal costs not identified as a legal obligation. The provision is recognized as a long-term regulatory liability (Note 9) against which actual asset removal costs are netted when incurred.

Most of the Corporation's regulated utilities derecognize PPE on disposal or when no future economic benefits are expected from their use. Upon derecognition, any difference between cost and accumulated depreciation, net of salvage proceeds, is charged to accumulated depreciation. No gain or loss is recognized as it is expected that such amounts will be reflected in future depreciation expense when they are refunded or collected in customer rates.

Through methodologies established by their respective regulators, most of the Corporation's regulated utilities capitalize: (i) overhead costs that are not directly attributable to specific PPE but relate to the overall capital expenditure program; and (ii) an allowance for funds used during construction ("AFUDC").
The debt component of AFUDC totalling $31 million (2017 - $38 million) is reported as a reduction of finance charges and the equity component is reported as other income (Note 23). Both components are charged to earnings through depreciation expense over the estimated service lives of the applicable PPE.

At FortisAlberta the cost of PPE includes required contributions to the Alberta Electric System Operator ("AESO") toward funding the construction of transmission facilities.

Excluding UNS Energy, PPE includes inventory held for the development, construction and betterment of other assets. As required by its regulator, UNS Energy recognizes such items as inventory until used and reclassifies them to PPE once put into service.

Repairs and maintenance costs are charged to earnings in the period incurred. Replacements and betterments that extend the useful lives of PPE are capitalized.

PPE is depreciated using the straight-line method based on the estimated service lives of the assets. Depreciation rates for regulated PPE are approved by the respective regulators. Depreciation rates for 2018 ranged from 0.9% to 34.6% (2017 - 0.9% to 34.6%). The weighted average composite rate of depreciation, before reduction for amortization of contributions in aid of construction, was 2.5% for 2018 (2017 – 2.6%).

The service life ranges and weighted average remaining service life of the Corporation's PPE as at December 31 were as follows.

	2018		2017
(years)	Service Life Ranges	Weighted Average Remaining Service Life	Service Life Ranges	Weighted Average Remaining Service Life
Distribution
Electric	5-80	33	5-80	33
Gas	14-95	35	14-95	34
Transmission
Electric	20-90	42	20-80	41
Gas	5-85	41	5-80	34
Generation	1-85	24	5-85	28
Other	3-70	15	3-70	14

Leases
Leases

Leases that transfer to the Corporation substantially all of the risks and benefits incidental to ownership of the leased item are capitalized at the present value of the minimum lease payments. Capital leases are depreciated over the lease term, except where: (i) ownership of the asset is transferred at the end of the lease term, in which case depreciation is over the estimated service life of the underlying asset; and (ii) the regulator has approved a different recovery methodology for rate-setting purposes, in which case the timing of the expense recognition will conform to the regulator's requirements.

Operating lease payments are recognized as an expense on a straight-line basis over the lease term.

Intangible Assets
Intangible Assets

Intangible assets are recorded at cost less accumulated amortization. Their useful lives are assessed to be either indefinite or finite.

Intangible assets with indefinite useful lives are not amortized and are tested for impairment annually, either individually or, where the particular entity also has goodwill, at the reporting unit level in conjunction with goodwill impairment testing. An annual review is completed to determine whether the indefinite life assessment continues to be supportable. If not, the resultant changes are made prospectively.
Intangible assets with finite lives are amortized using the straight-line method based on the estimated service lives of the assets. Amortization rates for regulated intangible assets are approved by the respective regulators and ranged from 1.0% to 50.0% for 2018 (2017 – 1.0% to 50.0%).

The service life ranges and weighted average remaining service life of finite-life intangible assets as at December 31 were as follows.

	2018		2017
(years)	Service Life Ranges	Weighted Average Remaining Service Life	Service Life Ranges	Weighted Average Remaining Service Life
Computer software	3-10	4	3-10	4
Land, transmission and water rights	36-90	57	36-80	57
Other	10-100	13	10-100	10

Most of the Corporation's regulated utilities derecognize intangible assets on disposal or when no future economic benefits are expected from their use. Upon derecognition any difference between the cost and accumulated amortization of the asset, net of salvage proceeds, is charged to accumulated amortization. No gain or loss is recognized as it is expected that such amounts will be reflected in future amortization costs when they are refunded or collected in customer rates.

Impairment of Long-Lived Assets
Impairment of Long-Lived Assets

The Corporation reviews the valuation of PPE, intangible assets with finite lives, and other long-term assets when events or changes in circumstances indicate that the carrying value may not exceed the total undiscounted cash flows expected to be generated by the asset. If that is determined to be the case, the asset is written down to estimated fair value and an impairment loss is recognized.

Goodwill
Goodwill

Goodwill represents the excess of the purchase price over the fair value of the identifiable net assets related to business acquisitions.

Impairment testing is performed if an event or change in circumstances indicates that the fair value of a reporting unit may be below its carrying value. If that is determined to be the case, goodwill is written down to estimated fair value and an impairment loss is recognized.

Otherwise, Fortis performs an annual assessment for each of the 11 reporting units having goodwill. The primary method for estimating the fair value of reporting units is the income approach, whereby net cash flow projections for the reporting units are discounted using an enterprise value method. The income approach uses underlying estimates and assumptions with varying degrees of uncertainty, including the amount and timing of expected future cash flows, growth rates, and discount rates.

A secondary valuation method, the market approach, as well as a reconciliation of the total estimated fair value of all reporting units to the Corporation's market capitalization, are also performed and compared to the results of the income approach.

Deferred Financing Costs	Deferred Financing Costs Issue costs, discounts and premiums are recognized against, and amortized over the life of, the related long-term debt.
Employee Future Benefits
Employee Future Benefits

Fortis and its subsidiaries each maintains one or a combination of defined benefit pension plans and defined contribution pension plans, as well as other post-employment benefit ("OPEB") plans, including certain health and dental coverage and life insurance benefits, for qualifying members.
The costs of defined contribution pension plans are expensed as incurred.

For defined benefit pension plans and OPEB plans, the projected or accumulated benefit obligation and net benefit costs are actuarially determined using the projected benefits method prorated on service and management's best estimate of expected plan investment performance, salary escalation, retirement ages of employees and, for OPEB plans, expected health care costs. Discount rates reflect market interest rates on high‑quality bonds with cash flows that match the timing and amount of expected pension or OPEB payments.

Defined benefit pension plan and OPEB plan assets are recognized at fair value. For the purpose of determining defined benefit pension cost, FortisBC Energy and Newfoundland Power use the market-related value whereby investment returns in excess of, or below, expected returns are recognized in the asset value over a period of three years.

The excess of any cumulative net actuarial gain or loss over 10% of the greater of: (i) the projected or accumulated benefit obligation; and (ii) the fair value or market-related value, as applicable, of plan assets at the beginning of the fiscal year, along with unamortized past service costs, are deferred and amortized over the average remaining service period of active employees.

The net funded or unfunded status of defined benefit pension and OPEB plans, measured as the difference between the fair value of the plan assets and the projected or accumulated benefit obligation, is recognized on the Corporation's consolidated balance sheets.

For most of the Corporation's regulated utilities, any difference between defined benefit pension or OPEB plan costs ordinarily recognized under US GAAP and those recovered from customers in current rates is subject to deferral account treatment and is expected to be recovered from, or refunded to, customers in future rates (Note 9).

For most of the Corporation's regulated utilities, any unamortized balances related to net actuarial gains and losses, past service costs and transitional obligations associated with defined benefit pension or OPEB plans, as applicable, which would otherwise be recognized in accumulated other comprehensive income, are subject to deferral account treatment (Note 9).

Stock-Based Compensation
Stock-Based Compensation

Compensation expense related to stock options is measured at the grant date using the Black-Scholes fair value option-pricing model and each grant is amortized to compensation expense as a single award evenly over the four-year vesting period, with the offsetting entry to additional paid-in capital.

Fortis satisfies stock option exercises by issuing common shares from treasury. Upon exercise, proceeds are credited to capital stock at the option prices and the fair value of the options, as previously recognized, is reclassified from additional paid-in capital to capital stock.

Fortis recognizes liabilities associated with its Directors' Deferred Share Unit ("DSU"), Performance Share Unit ("PSU") and Restricted Share Unit ("RSU") Plans, all representing cash-settled awards, at fair value at each reporting date until settlement. The fair value of these liabilities is based on the five-day volume weighted average price ("VWAP") of the Corporation's common shares at the end of each reporting period. The VWAP as at December 31, 2018 was $45.14 (December 31, 2017 - $46.01). The fair value of the PSU liability is also based on the expected payout probability, based on historical performance in accordance with the defined metrics of each grant and management's best estimate.

Compensation expense is recognized on a straight-line basis over the vesting period, which for the PSU and RSU Plans is over the lesser of three years or the period to retirement eligibility and for the DSU Plan is at the time of grant. Forfeitures are accounted for as they occur.

Foreign Currency Translation
Foreign Currency Translation

Assets and liabilities of the Corporation's foreign operations, all of which have a US dollar functional currency, are translated at the exchange rate in effect at the balance sheet date and the resultant unrealized translation gains and losses are recognized in accumulated other comprehensive income. The exchange rate as at December 31, 2018 was US$1.00=CAD$1.36 (December 31, 2017 – US$1.00=CAD$1.25).

Revenue and expenses of the Corporation's foreign operations are translated at the average exchange rate for the reporting period, which was US$1.00=CAD$1.30 for 2018 (2017 - US$1.00=CAD$1.30).

Monetary assets and liabilities denominated in foreign currencies are translated at the exchange rate prevailing at the balance sheet date. Revenue and expenses denominated in foreign currencies are translated at the exchange rate prevailing at the transaction date. Translation gains and losses are recognized in earnings.

Translation gains and losses on foreign currency-denominated debt that is designated as an effective hedge of foreign net investments are recognized in other comprehensive income.

Derivative and Hedging
Derivatives and Hedging

Derivatives Not Designated as Hedges
Derivatives not designated as hedges are used by: (i) Fortis, to manage cash flow risk associated with forecast US dollar cash inflows and forecast future cash settlements of DSU and RSU obligations; (ii) UNS Energy, to meet forecast load and reserve requirements; and (iii) Aitken Creek, to manage commodity price risk, capture natural gas price spreads, and manage the financial risk of physical transactions. These derivatives are measured at fair value with changes thereto recognized in earnings.

Derivatives not designated as hedges are also used by UNS Energy, Central Hudson and FortisBC Energy to reduce energy price risk associated with purchased power and gas requirements. The settled amounts of these derivatives are generally included in regulated rates, as permitted by the respective regulators. These derivatives are measured at fair value with changes thereto recognized as regulatory assets or liabilities for recovery from, or refund to, customers in future rates (Note 9).

Derivatives that meet the normal purchase or normal sale scope exception are not measured at fair value and settled amounts are recognized in earnings as energy supply costs.

Derivatives Designated as Hedges
The Corporation, ITC and UNS Energy use cash flow hedges to manage interest rate risk. Unrealized gains and losses are initially recognized in accumulated other comprehensive income and reclassified to earnings when the underlying hedged transaction affects earnings. Any hedge ineffectiveness is immediately recognized in earnings.

The Corporation's earnings from, and net investments in, foreign subsidiaries and equity-accounted investments are exposed to fluctuations in the US dollar-to-Canadian dollar exchange rate. The Corporation has hedged a portion of this exposure through US dollar-denominated debt at the corporate level. Exchange rate fluctuations associated with the translation of this debt and the foreign net investments are recognized in accumulated other comprehensive income.

Presentation of Derivatives
The fair values of derivatives are recognized as current or long-term assets and liabilities depending on the timing of settlements and resulting cash flows. Derivatives under master netting agreements and collateral positions are presented on a gross basis. Cash flows associated with the settlement of all derivatives are presented in operating activities in the consolidated statements of cash flows.

Income Taxes
Income Taxes

The Corporation and its taxable subsidiaries follow the asset and liability method of accounting for income taxes. Current income tax expense or recovery is recognized for the estimated income taxes payable or receivable in the current year.

Deferred income tax assets and liabilities are recognized for temporary differences between the tax and accounting basis of assets and liabilities, as well as for the benefit of losses available to be carried forward to future years for tax purposes that are more likely than not to be realized. They are measured using enacted income tax rates and laws in effect when the temporary differences are expected to be recovered or settled. The effect of a change in income tax rates on deferred income tax assets and liabilities is recognized in earnings in the period when the change occurs. Valuation allowances are recognized when it is more likely than not that all, or a portion of, a deferred income tax asset will not be realized.

Customer rates at ITC, UNS Energy, Central Hudson and Maritime Electric reflect current and deferred income tax. Customer rates at FortisAlberta reflect current income tax. Customer rates at FortisBC Energy, FortisBC Electric, Newfoundland Power and FortisOntario reflect current income tax and, for certain regulatory balances, deferred income tax. Caribbean Utilities, FortisTCI and, for the 50-year term of its power purchase agreements, BECOL are not subject to income tax.

Differences between the income tax expense or recovery recognized under US GAAP and that reflected in current customer rates, which is expected to be recovered from, or refunded to, customers in future rates, are recognized as regulatory assets or liabilities (Note 9).

At FortisAlberta the capital cost allowance pool for certain PPE for rate-setting purposes is different from that prescribed for Canadian tax filing purposes. In a future reporting period yet to be determined, the difference may result in reported income tax expense exceeding that reflected in customer rates.

Fortis does not recognize deferred income taxes on temporary differences related to investments in foreign subsidiaries where it intends to indefinitely reinvest earnings. The difference between the carrying values of these foreign investments and their tax bases, resulting from unrepatriated earnings and currency translation adjustments, is approximately $2.3 billion as at December 31, 2018 (December 31, 2017 - $561 million). If such earnings are repatriated, the Corporation may be subject to income taxes and foreign withholding taxes. The determination of the amount of unrecognized deferred income tax liabilities on such amounts is impractical.

Tax benefits associated with actual or expected income tax positions are recognized when the "more likely than not" recognition threshold is met. The tax benefits are measured at the largest amount of benefit that is greater than 50% likely to be realized upon settlement.

Income tax interest and penalties are recognized as income tax expense when incurred.

Asset Retirement Obligations
Asset Retirement Obligations

The Corporation's subsidiaries have asset retirement obligations ("AROs") associated with certain generation, transmission, distribution and interconnection assets, including land and environmental remediation and/or asset removal. These assets and related licences, permits, right-of-ways and agreements are reasonably expected to effectively exist and operate in perpetuity due to their nature. Consequently, where the final date and cost of remediation and/or removal of the noted assets cannot be reasonably determined, AROs have not been recognized.

Otherwise, AROs are recognized at fair value in the period incurred as an increase in PPE and long-term other liabilities (Note 18) if a reasonable estimate of fair value can be determined. Fair value is estimated as the present value of expected future cash outlays, discounted at a credit-adjusted risk-free interest rate. The increase in the liability due to the passage of time is recognized through accretion and the capitalized cost is depreciated over the useful life of the asset. Actual settlement costs are recognized as a reduction in the accrued liability.

Contingencies
Contingencies

Fortis and its subsidiaries are involved in certain legal and environmental matters that arise in the normal course of business. Management makes judgments regarding the future outcome of contingent events and recognizes a loss based on its best estimate when it is determined that such loss, or range of loss, is probable and can be reasonably estimated. Legal fees are expensed as incurred. When a loss is recoverable in future rates, a regulatory asset is also recognized.

Management regularly reviews current information to determine whether recognized provisions should be adjusted and new provisions are required. However, estimating probable losses requires considerable judgment about potential actions by third parties and matters are often resolved over long time periods. Actual outcomes may differ materially from the amounts recognized.

New Accounting Policies
New Accounting Policies

Revenue Recognition
Effective January 1, 2018, Fortis adopted Accounting Standards Codification ("ASC") 606, Revenue from Contracts with Customers, which clarifies the principles for recognizing revenue and requires additional disclosures (Note 6). Fortis adopted this standard using the modified retrospective approach, under which comparative periods are not restated and the cumulative impact is recognized at the date of adoption, supplemented by additional disclosures. Upon adoption, there were no adjustments to the opening balance of retained earnings.

Most revenue is derived from energy sales and the provision of transmission services to customers based on regulator-approved tariff rates. Most contracts have a single performance obligation, being the delivery of energy or the provision of transmission services. No component of the transaction price is allocated to unsatisfied performance obligations. Revenue is generally measured in kilowatt hours, gigajoules or transmission load delivered. The billing of energy sales is based on customer meter readings, which occur systematically throughout each month. The billing of transmission services at ITC is based on peak monthly load.

FortisAlberta is a distribution company and is required by its regulator to arrange and pay for transmission services with the AESO. This includes the collection of transmission revenue from its customers, which occurs through the transmission component of its regulator-approved rates. FortisAlberta reports transmission revenue and expenses on a net basis.

Electricity, gas and transmission service revenue includes an estimate for unbilled energy consumed or service provided since the last meter reading that has not been billed at the end of the reporting period. Sales estimates generally reflect an analysis of historical consumption in relation to key inputs, such as current energy prices, population growth, economic activity, weather conditions and system losses. Unbilled revenue accruals are adjusted in the periods actual consumption becomes known.

Generation revenue from non-regulated operations is recognized on delivery at contracted fixed or market rates.

Variable consideration is estimated at the most likely amount and reassessed at each reporting date until the amount is known. Variable consideration, including amounts subject to a future regulatory decision, is recognized as a refund liability until entitlement is certain.

Revenue excludes sales and municipal taxes collected from customers. Prior to the adoption of ASC 606, Central Hudson recognized sales tax and FortisAlberta recognized municipal tax on a gross basis in both revenue and expense. The exclusion of these taxes from revenue resulted in a decrease in revenue of $49 million for 2018 compared to 2017.

The Corporation has elected not to assess or account for any significant financing components associated with revenue billed in accordance with equal payment plans as the period between the transfer of energy to customers and the customers' payment will be less than one year.

Revenue is disaggregated by geography, regulatory status, and substantially autonomous utility operations (Note 5). This represents the level of disaggregation used by the Corporation's President and Chief Executive Officer ("CEO") to allocate resources and evaluate performance.
Financial Instruments
Effective January 1, 2018, the Corporation adopted Accounting Standards Update ("ASU") No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. Principally, it requires: (i) equity investments in unconsolidated entities not accounted for using the equity method to be measured at fair value through earnings; however, entities may elect to record equity investments without readily determinable fair values at cost, less impairment, and plus or minus subsequent adjustments for observable price changes; and (ii) financial assets and liabilities to be presented separately in the financial statement notes, grouped by measurement category and form. Adoption did not impact these consolidated financial statements.

Pension and Post-Retirement Benefit Costs
Effective January 1, 2018, the Corporation adopted ASU No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Post-Retirement Benefit Cost, which requires current service costs to be grouped in the statement of earnings with other employee compensation costs arising from services rendered. The remaining components of net periodic benefit costs must be presented separately and outside of operating income. Additionally, only the service cost component can be capitalized. On adoption, the Corporation applied the presentation guidance retrospectively and the capitalization guidance prospectively. This resulted in a retrospective $11 million reclassification from Operating Expenses to Other Income, Net in the consolidated financial statements.
Leases

ASU No. 2016-02, Leases ("ASC 842"), issued in February 2016, is effective for Fortis January 1, 2019 and is to be applied using a modified retrospective approach or an optional transition method with implementation options, referred to as practical expedients. Principally, it requires balance sheet recognition of a right-of-use asset and a lease liability by lessees for those leases that are classified as operating leases, along with additional disclosures.

Fortis has selected the optional transition method, which allows entities to continue to apply the current lease guidance in the comparative periods presented in the year of adoption and apply the transition provisions of the new guidance on the effective date of the new guidance. Fortis elected a package of practical expedients that allowed it to not reassess the lease classification of existing leases or whether existing contracts, including land easements, are or contain a lease. Finally, Fortis utilized the hindsight practical expedient to determine the lease term.

Upon adoption, Fortis will recognize right-of-use assets and corresponding lease liabilities of approximately $50 million for operating leases primarily related to office facilities and utility property. Operating leases related to vehicles and office equipment were identified and quantified as immaterial. Fortis has not identified an adjustment to opening retained earnings, and there will be no impact on earnings or cash flows.

Fortis implemented changes to processes and control activities related to monitoring the adoption of ASC 842 and made changes to accounting policies associated with accounting for lease assets and liabilities, and related income and expense, as of January 1, 2019.

Financial Instruments

ASU No. 2016-13, Measurement of Credit Losses on Financial Instruments, issued in June 2016, is effective for Fortis January 1, 2020 and is to be applied on a modified retrospective basis. Principally, it requires entities to use an expected credit loss methodology and to consider a broader range of reasonable and supportable information to estimate credit losses. The adoption of this ASU will not have a material impact on the consolidated financial statements and related disclosures.

Hedging

ASU No. 2017-12, Targeted Improvements to Accounting for Hedging Activities, issued in August 2017, is effective for Fortis January 1, 2019. Principally, it better aligns risk management activities and financial reporting for hedging relationships through changes to designation, measurement, presentation and disclosure guidance. For cash flow and net investment hedges that existed at the date of adoption, the amendments were applied as a cumulative-effect adjustment related to eliminating the separate measurement of ineffectiveness to accumulated other comprehensive income with a corresponding adjustment to opening retained earnings. Amended presentation and disclosure guidance was applied prospectively. The adoption of this ASU will not have a material impact on the consolidated financial statements and related disclosures.

Fair Value Measurement Disclosures

ASU No. 2018-13, Changes to the Disclosure Requirements for Fair Value Measurement, issued in August 2018, is effective for Fortis January 1, 2020 and is to be primarily applied on a retrospective basis, with certain disclosures requiring prospective application. Principally, it improves the effectiveness of financial statement note disclosures by clarifying what is required and important to users of the financial statements. In addition, the amendment removes (a) the amount of, and reasons for, transfers between level 2 and level 3 of the fair value hierarchy, (b) the policy for timing of transfers between levels, and (c) the valuation processes for level 3 fair value measurements. Fortis does not expect the adoption of this ASU to have a material impact on the related disclosures.

Pensions and Other Post-Retirement Plan Disclosures

ASU No. 2018-14, Changes to the Disclosure Requirements for Defined Benefit Plans, issued in August 2018, is effective for Fortis January 1, 2021 and is to be applied on a retrospective basis for all periods presented. Principally, it modifies the disclosure requirements for employers with defined pension or other post-retirement plans and clarifies disclosure requirements. In addition, the amendments remove (a) the amounts in accumulated other comprehensive income expected to be recognized as components of net period benefit costs over the next fiscal period, (b) the amount and timing of plan assets expected to be returned to the employer, and (c) the effects of a one-percentage-point change on the assumed health care costs and the change in rates on service cost, interest cost and the benefit obligation for post-retirement health care benefits. Fortis does not expect the adoption of this ASU to have a material impact on the related disclosure.

Use of Accounting Estimates
Use of Accounting Estimates

The preparation of these consolidated financial statements in accordance with US GAAP requires management to make estimates and judgments, including those arising from matters dependent upon the finalization of regulatory proceedings, that affect the reported amounts of assets, liabilities, revenues, expenses, gains and losses. Management evaluates these estimates on an ongoing basis based upon historical experience, current conditions, and assumptions believed to be reasonable at the time they are made, with any adjustments being recognized in the period they become known. Actual results may differ significantly from these estimates.